UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number Three)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020 (June 16, 2020)

CoJax Oil and Gas Corporation

(Exact name of registrant as specified in its charter)

Virginia	333-232845	46-1892622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Jeffrey J. Guzy, Chief Executive Officer

CoJax Oil and Gas Corporation

3033 Wilson Boulevard, Suite E-605

Arlington, Virginia 22201

(703) 216-8606

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging Growth Company    [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

NoneNot applicableNot Applicable

EXPLANATORY NOTE

This Current Report on Form 8-K/A Amendment Number Three ("Amended Form 8-K") is filed by CoJax Oil and Gas Corporation, a Virginia corporation, ("Company") to amend the Current Report on Form 8-K by the Company, as filed with the Commission on June 22, 2020, ("Original Report") by filing the financial statements listed in Item 9.01 below as exhibits to this Amended Form 8-K.

Unless stated otherwise in this Amended Form 8-K or exhibits hereto, this Amended Form 8-K does not amend any other item of the Original Report, as amended by Form 8-K/A Amendment One, filed with the Commission on June 29, 2020 ("Amendment One") and by Form 8-K/A Amendment Two, filed with the Commission on July 28, 2020 ("Amendment Two"),  or purport to provide an update or a discussion of any developments at the Company or Barrister Energy, LLC, a Mississippi limited liability company, subsequent to the filing date of the Original Report and Amendment One and Amendment Two thereto.

Item 9.01.	Financial Statements and Exhibits.

(a)Financial statements of businesses acquired.

The audited financial statements for Barrister Energy, LLC. for the years ended December 31, 2019, and December 31, 2018. These statements include the auditors' opinion letter, the Combined Statements of Oil and Gas Revenues and Direct Operating Costs along with Supplemental Information on Oil and Gas Reserves. Additionally, two tables are included: the Standardized Measure of Discounted Future Net Cash Flows and Changes to the Standardized Measure of Discounted Future Net Cash Flows.

(b)       Pro forma financial information.

On June 16, 2020, the Company entered into an Acquisition Agreement ("Acquisition Agreement") with Barrister Energy, LLC, a Mississippi limited liability company, ("Barrister") to acquire all of the Membership Interests of Barrister.  Consummation of the acquisition of the Barrister Membership Interests is subject to a number of conditions, which conditions have not been fully met as of the date of this Amended Form 8-K.  The acquisition of Barrister under the Acquisition Agreement is a significant acquisition for purposes of Item 2.01 of the Current Report on Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X.

The accompanying unaudited pro forma financial statements give effect to the acquisition under the Acquisition Agreement as if the acquisition occurred on June 16, 2020. The pro forma financial statements and adjustments thereunder are described in the accompanying notes. They are based upon information and assumptions available at the time of the filing of this Current Report on Form 8-K/A, Amendment Number 3.

(c)       Exhibits.

Exhibit Number	Description of Exhibit
99.4	Barrister Energy, LLC audited financial statements
99.5	CoJax Pro Forma financial statements

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoJax Oil and Gas Corporation

By: /s/Jeffrey J. Guzy

Jeffrey Guzy, Chief Executive Officer

Date: August 12, 2020

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.4	Barrister Energy, LLC audited financial statements
99.5	CoJax Pro Forma financial statements